SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2002


                             HAWAIIAN AIRLINES, INC.
               (Exact name of registrant as specified in charter)


         HAWAII                         1-8836                 99-0042880
(State or other jurisdiction    (Commission file number)      (IRS Employer
    of incorporation)                                     identification number)


              3375 KOAPAKA ST., SUITE G350                      96819-1869
                   HONOLULU, HAWAII                             (Zip code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code: (808) 835-3700

ITEM 5.  OTHER EVENTS

         On May 17, 2002, Hawaiian Airlines, Inc. (the "Company") announced that Paul J. Casey tendered his resignation as Vice Chairman, Chief Executive Officer and President of the Company, and as a director of the Company. Mr. Casey will remain an employee of the Company through June 30, 2002.

         In connection therewith, the Board of Directors of the Company nominated and elected John W. Adams, the Chairman of the Company, to be the Chief Executive Officer and President of the Company, effective as of May 17, 2002, until a successor is named.

         The Company issued a press release on May 17, 2002 with respect to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


         EXHIBIT           DESCRIPTION
         -------           -----------

          99.1             Press release issued by Hawaiian Airlines, Inc. on
                           May 17, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HAWAIIAN AIRLINES, INC.


Date:  May 17, 2002                BY:  /s/ John W. Adams
                                        ---------------------------------------
                                        John W. Adams
                                        Chairman, Chief Executive Officer and
                                        President

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

  99.1            Press release issued by Hawaiian Airlines, Inc. on May 17,
                  2002.